UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 12, 2019

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of cach class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02  Results of Operations and Financial Condition.

On August 12, 2019, Condor Hospitality Trust, Inc. (the “Company”) issued a press release on its earnings for the quarter ended June 30, 2019.  The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release dated August 12, 2019.

Additional Information and Where to Find It

The press release furnished as Exhibit 99.1 to the Form 8-K and  incorporated by reference herein discusses an Agreement and Plan of Merger (the “Merger Agreement”) entered into by the Company with NHT Operating Partnership LLC, a Delaware limited liability company and other parties thereto. The Merger Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K on July 22, 2019 with the Securities and Exchange Commission (“SEC”) and can be obtained free of charge from the sources indicated below.

The proposed transaction will be submitted to the Company’s shareholders for their consideration. In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a proxy statement on Schedule 14A. The definitive proxy statement will be mailed to the Company’s shareholders. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when it becomes available), any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.condorhospitality.com, or by contacting the Company at Investor Relations by phone at 402-371-2520 or by email at investors@trustcondor.com. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be considered “participants” in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Additional information regarding the “participants” in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the preliminary and definitive proxy statements when filed with the SEC and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 11, 2019, its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on April 23, 2019 and in subsequent documents filed with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: August 12, 2019	By: /s/ Arinn Cavey
Name: Arinn Cavey
Title: Chief Financial Officer and Chief Accounting Officer